Exhibit 99.1

2008 Shareholders' Meeting Jim Giancola - CEO 2008 Shareholders' Meeting Be Free

Any oral statements made by representatives of the Company or any written statements contained in any written documents provided at this presentation concerning financial and other projections constitute forward looking statements within the meaning of the Securities Exchange Act of 1934 and are subject to the Safe Harbor created under that Act. Although the Company believes that the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectations will prove to be accurate. Important factors that could cause actual results to differ materially from the Company's expectations include those factors identified in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, copies of which are available upon request. Such publicly available information sets forth certain risks and uncertainties related to the Company's business, including but not limited to adverse changes in economic conditions, loan portfolio quality or interest rates, effects of competition, technological change or government regulation, loss of key management or inability to manage or attain growth objectives. These risks and uncertainties should be considered in evaluating "Forward Looking Statements." Forward Looking Statements

Economic Environment Net Interest Margin at 20-year low Credit Costs Rising Liquidity Issues Impacting Pricing M&A Business Dormant Major Market Disruption

Pre-Management Change & Clean-up 1 2 3 4 12/31/02 - 9/28/04 MBHI -1% Chicago Banks 51% NASDAQ Bank 32% 1 3/8/03 Regulators ask MBHI to restate FY02; Covest transaction on hold. 2 7/1/03 Covest deal terminated 3 11/4/03 Announced Q3 EPS of $0.12; took a $7.7mm provision and $5.4mm charge-off; noted that Regulatory action would be taken 4 3/16/04 Entered Written Agreement with Regulators

New Management / Royal / Pre-LPC 2 5 9/28/04 - 7/20/06 MBHI 17% Chicago Banks 4% NASDAQ Bank 8% 3 4 6 7 1 1 9/28/04 Giancola appointed President & CEO 2 3/1/05 Revised Q4 Earnings for Impairment; FYE EPS of $0.13 3 5/10/05 Announced Q1 EPS of $0.22 4 8/11/05 Priced 3mm share offering at $21.00/share 5 9/22/05 Announced termination of Written Agreement by Regulators 6 1/26/06 Announced FYE EPS of $0.30 7 2/8/06 Announced $130mm acquisition of Royal American

Post-LPC Announcement 1 4 2 3 5 7/20/06 - 5/2/08 MBHI -55% Chicago Banks -26% NASDAQ Bank -18% 1 7/21/06 Announced $5mm provision; $16mm loans to classified due to LPC 2 1/19/07 Announced $7.5mm charge-off and increase of $5.5mm provision for LPC 3 3/23/07 Announced $140mm acquisition of Northwest Suburban Bancorp 4 12/11/07 Received $41mm net of underwriting for preferred offering 5 4/30/08 Announced Q1 Operating EPS of $0.17 (excluding OTTI charge); LPC balance reduced to $18.2mm

Chicago Peers - Core EPS* * Per SNL Financial, core income, on a diluted per-share basis. Core income is net income before extraordinary items less the after-tax portion of income from investment (non-trading) securities and nonrecurring items. The assumed tax rate is 35%. Peer Data Source: SNL

Chicago Peers - Core EPS* * Per SNL Financial, core income, on a diluted per-share basis. Core income is net income before extraordinary items less the after-tax portion of income from investment (non-trading) securities and nonrecurring items. The assumed tax rate is 35%. Peer Data Source: SNL

Chicago Peers - Core EPS* * Per SNL Financial, core income, on a diluted per-share basis. Core income is net income before extraordinary items less the after-tax portion of income from investment (non-trading) securities and nonrecurring items. The assumed tax rate is 35%. Peer Data Source: SNL

Chicago Peers - Core EPS* * Per SNL Financial, core income, on a diluted per-share basis. Core income is net income before extraordinary items less the after-tax portion of income from investment (non-trading) securities and nonrecurring items. The assumed tax rate is 35%. Peer Data Source: SNL

Chicago Peers - Core EPS* * Per SNL Financial, core income, on a diluted per-share basis. Core income is net income before extraordinary items less the after-tax portion of income from investment (non-trading) securities and nonrecurring items. The assumed tax rate is 35%. Peer Data Source: SNL

Chicago Peers - Core EPS* * Per SNL Financial, core income, on a diluted per-share basis. Core income is net income before extraordinary items less the after-tax portion of income from investment (non-trading) securities and nonrecurring items. The assumed tax rate is 35%. Peer Data Source: SNL

Chicago Peers - Asset Quality * Excludes the LPC NPAs / Loan Related Assets Peer Data Source: SNL

Chicago Peers - Asset Quality NPAs / Loan Related Assets Peer Data Source: SNL

Stock Price Performance - 1 Year Source: SNL

Stock Price Performance - 6 Months Source: SNL

Stock Price Performance - 3 Months Source: SNL

2008 Shareholders' Meeting JoAnn Lilek - CFO 2008 Shareholders' Meeting

1Q08 Earnings - Not Comparable

"Run Rate" Income - The Numbers Behind the Numbers Run Rate Income - excludes non-recurring transactions. Other-than-temporary Impairment (OTTI) 11,033 Net Income before OTTI $ 5,617 Branch Sale Gain (9,157) Additional Provision 1,808 FHLB Prepayment Expense 4,291 Other 747 Run Rate Income $ 3,306

Total Revenue Trend $26.4 $22.8 $27.4 Note: Excludes OTTI and branch sale.

Balance Sheet Trends

Net Interest Margins Shrinking Industry Wide Peer Data Source: SNL

Core Deposits / Total Deposits (Avg Balance)

Expense to Average Assets Note: Excludes FHLB prepayment penalty and merger related expense. Peer Data Source: SNL

Asset Quality - Non Performing Assets / Loan Related Assets TO BE UPDATED BY SHAN LIU Peer Data Source: SNL

Capital

Margin, Loan and Deposit Growth - Revenue Potential

Solid platform for growth Asset quality stable Capital Strong Conclusion

2008 Shareholders' Meeting Jay Fritz - President - Midwest Bank & Trust 2008 Shareholders' Meeting

2004 - 2008 Loan Portfolio Transformation from "thrift-like" to traditional bank. 2004 $1.1 Billion * $576 million, or 53%, of the CRE portfolio is owner-occupied. The Bank did not monitor the owner-occupied portion of CRE in 2004, but it was estimated to be a small portion of the total in 2004. The largest portion of loans in this category was acquired in the Royal American and Northwest Suburban acquisitions. Q1 2008 $2.5 Billion

2004 - 2008 Average Core Deposit Mix 2004 $662 Million Q1 2008 $945 Million Compound annual growth rate of 11.5% "Free Balances" the most coveted core account * Average core deposits are 39% of average total deposits as of Q1 2008 versus 46% of as of FYE 2004 due to efficient use of wholesale funding.

Foundations for Success FOCUS ON CUSTOMER RELATIONSHIPS PEOPLE TECHNOLOGY PRODUCTS

Foundations for Success - People Continuing Assimilation/Strengthening Team 113 Officers (57%) in three years Add drivers of Revenue Build on our Customer Service Culture Blue Book Focus on Strong Credit Culture Weekly lender meetings Centralized construction loan monitoring Credit Remediation Action Plan (Quarterly) Enhance analyst program Branch Incentive Programs Build Relationships Training - formal & informal Customer communication (in and out) Use "mystery shoppers"

Foundations for Success - Technology Allpoint ATM Network 32,000 Nationwide E-statements Cash Management Enhancements Expanded Call Center Imaging Project Better Information/Timely Customer Service Encore Branch P/L

Foundations for Success - Products Risk-based Pricing for Credit Relationship Savings Reward loyalty Strengthen ties Streamline Product Offerings 59 retail deposit products to 27 Easier to sell Easier to use

2008 Shareholders' Meeting John Eilering - Area President - Northwest 2008 Shareholders' Meeting

Fee Income Issues Margin compression Fees lower than peers Opportunities Northwest Suburban on board Automated teller network Cash management services Credit card merchant services Employee awareness

Cash Management Services Internet Banking Automated Clearing House (ACH) Wire Initiation Account Reconciliation Investment Sweeps Credit Sweeps Zero Balance Accounts Lockbox Services Positive Pay

Bill Payment - Quick Payment

Bill Payment - Repetitive Payment

Think Fast. Think Rapid Deposit. How does it work? Why Rapid Deposit? Improve Cash Collection Improve Internal Control and Security Saves Time Information Reporting

2008 Shareholders' Meeting Jim Giancola - CEO 2008 Shareholders' Meeting Be Free

2008 - 2010 Key Initiatives Exit Commodity Businesses Residential Mortgage Credit Card Anything bought from a loan broker Manage Expenses Aggressively Branch Banking Strategy 2004-2007 Approximately 500 new branches added in Chicago 2008 Approximately 100 branches closing in Chicago Add locations VERY selectively

Credit Quality is KING Serving two masters - loan growth in a recession Margin Management 85% of our revenue Capital Management Dividend Regulatory requirements Financial Reporting Board reporting Financial analysis and management Site, product and business line profitability Management talent 2008 - 2010 Key Initiatives

M&A Manage interest Nontraditional inquiries Large regionals Foreign interest Evaluate opportunities Enhance fee businesses Wealth Management Acquisition(s) 2008 - 2010 Key Initiatives

THANK YOU! QUESTIONS? 2008 Shareholders' Meeting Be Free